                                                                EXHIBIT 10.18

                                                                EXECUTION COPY


                     FOURTH AMENDMENT TO CREDIT AGREEMENT,
                 FIRST AMENDMENT TO WAIVER, CONSENT TO MERGER
                            AND EXTENSION AGREEMENT


  This FOURTH AMENDMENT TO CREDIT AGREEMENT, FIRST AMENDMENT TO WAIVER, CONSENT TO MERGER AND EXTENSION AGREEMENT dated as of May 15, 1997 (this "Agreement") by and among RAMSAY HEALTH CARE, INC. (the "Company"), a Delaware corporation, GREENBRIER HOSPITAL, INC. ("Greenbrier"), a Louisiana corporation, HOUMA PSYCHIATRIC HOSPITAL, INC. ("Houma"), a Louisiana corporation, HSA OF OKLAHOMA, INC. ("HSA"), an Oklahoma corporation, CAROLINA TREATMENT CENTER, INC. ("Carolina"), a South Carolina corporation, GULF COAST TREATMENT CENTER, INC. ("Gulf Coast"), a Florida corporation, and ATLANTIC TREATMENT CENTER, INC. ("Atlantic"), a Florida corporation, as Borrowers (collectively, the "Borrowers"), GREAT PLAINS HOSPITAL, INC., a Missouri corporation, and THE HAVEN HOSPITAL, INC., a Delaware corporation (collectively, the "Original Guarantors"), H.C. PARTNERSHIP, a general partnership organized and existing under the laws of Alabama, HSA HILL CREST CORPORATION, an Alabama corporation and H.C. CORPORATION, an Alabama corporation, as Guarantors (collectively, the "Guarantors" and with the Original Guarantors, the Company and the Borrowers, the "Obligors"), SOCIETE GENERALE, a French banking corporation acting by and through its New York Branch, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, and HIBERNIA NATIONAL BANK, a national banking association, as Lenders (collectively, the "Lenders"), and SOCIETE GENERALE, as the issuer of the Letters of Credit described in the Credit Agreement (in such capacity, the "Issuing Bank") and as agent for the Lenders (in such capacity, the "Agent") as provided in the Credit Agreement (as defined below).
Capitalized terms used and not defined herein have the meaning given to them in the Credit Agreement.

                                  W I T N E S S E T H :
                                  - - - - - - - - - -

  WHEREAS, the Borrowers, the Original Guarantors, the Lenders, the Agent, and the Issuing Bank are parties to a Credit Agreement dated as of May 15, 1993, as amended by a Consent and Amendment dated as of April 12, 1995, a Second Amendment dated as of September 15, 1995, and a Third Amendment dated as of August 15, 1996, (as amended, supplemented and modified from time to time, the "Credit Agreement");

  WHEREAS, the Issuing Bank issued six Letters of Credit pursuant to the terms of the Credit Agreement to provide for the payment of the principal of and interest on certain Bonds issued for the benefit of each of the Borrowers;

  WHEREAS, the Obligors (other than the Guarantors) entered into a Waiver to Credit Agreement dated as of September 30, 1996, as amended by the Letter Agreement dated November 12, 1996 (the "Waiver") with the Agent, the Issuing Bank and the Lenders pursuant to which, among other things, the Agent, the Issuing Bank and the Lenders agreed to waive the Obligors' compliance with certain covenants in the Credit Agreement during the period June 30, 1996 through June 30, 1997 (the "Waiver Period");

  WHEREAS, Letters of Credit which were issued on behalf of Greenbrier, Houma, Carolina, and Gulf Coast (the "Existing Letters of Credit") remain outstanding, each with an expiration date of August 15, 1997 (the "Expiration Date");

  WHEREAS, the Houma Bonds and Carolina Bonds must be redeemed on June 1, 1997 unless the Letters of Credit supporting such Bonds are extended;

  WHEREAS, the Company, RHCI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company and Ramsay Managed Care, Inc., a Delaware corporation ("RMCI," which term shall include the surviving corporation of the merger between RMCI and RHCI Acquisition Corp.) have entered into an Agreement and Plan of Merger dated as of October 1, 1996 (the "Plan of Merger") pursuant to which RMCI proposes to merge into RHCI Acquisition Corp. and thereby become a wholly-owned subsidiary of the Company, upon terms more particularly set forth in the Plan of Merger (the merger and other transactions contemplated by the Plan of Merger are hereinafter referred to collectively as the "Merger Transaction");

  WHEREAS, the Obligors have requested the Agent, the Issuing Bank and the Lenders to (i) extend the stated Expiration Date of the Existing Letters of Credit from August 15, 1997 to September 30, 1998; (ii) permit them to convert unpaid reimbursement obligations under the Credit Agreement to a Term Loan under limited circumstances; (iii) extend the Waiver Period through September 30, 1998; (iv) defer until September 30, 1997 a reduction of the Maximum Credit Availability required to be made by July 1, 1997; and (v) consent to the Merger Transaction; and

  WHEREAS, the Agent, the Issuing Bank and the Lenders are willing to extend the Expiration Date of the Existing Letters of Credit, consent to the Merger Transaction and grant certain of the Obligor's other requests on the terms and conditions set forth herein.

  NOW THEREFORE, in consideration of the premises and the understandings herein set forth and intending to be legally bound, the Obligors, the Lenders, the Issuing Bank and the Agent hereby agree as follows:

  1.  Extension of Letters of Credit and Obligors' Right to Convert Loans to
      ----------------------------------------------------------------------
Term Loans.
----------

        (a) Subject to the conditions precedent set forth in Section 3, and the other terms and conditions of this Agreement, (i) the Issuing Bank agrees to extend the Expiration Date of the Existing Letters of Credit to September 3, 1997 (the "First Extension"), such extension to be effected through the issuance by the Issuing Bank to the Greenbrier Trustee, the Houma Trustee, the Carolina Trustee and the Gulf Coast Trustee, respectively, of an Amendment No. 3 to each of the Existing Letters of Credit; and (ii) the Agent and the Lenders agree that prior to the effectiveness of the Second Extension (as defined in Section 1(b)) and so long as no Default or Event of Default (other than the absence of the Life Companies' consent to the execution, delivery and performance of this Agreement) has occurred and is continuing, the Obligors may, on or before September 3, 1997, request a conversion of any unpaid reimbursement obligations under the Credit Agreement to a Term Loan pursuant to Section 2.03 of the Credit Agreement, subject to the fulfillment of the conditions in Section 2.03 of the Credit Agreement.

        (b) Subject to the conditions precedent set forth in Section 4, and the other terms and conditions of this Agreement, the Issuing Bank agrees to extend the Expiration Date of the Existing Letters of Credit to September 30, 1998 (the "Second Extension"), such extension to be effected through the issuance by the Issuing Bank to the Greenbrier Trustee, the Houma Trustee, the Carolina Trustee and the Gulf Coast Trustee, respectively, of an Amendment No. 4 to each of the Existing Letters of Credit.

  2.  Extension Fee.  On the date of execution and delivery of this Agreement,
      -------------
the Obligors shall pay to the Agent in immediately available funds a nonrefundable extension fee in the amount of $50,00. Such extension fee shall be shared by the Lenders pro rata on the basis of their respective Percentages.

  3.  Conditions Precedent to Effectiveness of this Agreement and the First
      ---------------------------------------------------------------------
Extension.  As conditions precedent to the effectiveness of this Agreement and
---------
the First Extension, the Agent shall have received the following:

        (a) This Agreement duly executed by each of the Obligors and all of the Lenders.

        (b) Payment of the extension fee as provided in Section 2.

        (c) Payment of all reasonable costs and expenses of the Agent and the Issuing Bank incurred prior to the date of this Agreement in connection with the administration of the Credit Documents, preservation of the rights of the Agent and the

Issuing Bank thereunder and the preparation, execution and delivery of this Agreement, including, without limitation, the fees and expenses of Luskin, Stern & Eisler LLP and Zolfo, Cooper LLC.

  4.  Conditions Precedent to the Second Extension, the Amendments to the Credit
      --------------------------------------------------------------------------
Agreement and Waiver and the Lenders' Consent to the Merger Transaction.  As
-----------------------------------------------------------------------
conditions precedent to the Second Extension, the Amendments to the Credit Agreement and Waiver as set forth in Section 5 and the Lender's Consent to the Merger Transaction as set forth in Section 6, all of the following conditions shall have been met on or before June 2, 1997:

        (a) All of the conditions precedent set forth in Section 3 shall have been satisfied to the satisfaction of the Agent.

        (b) The representations and warranties of the Obligors contained in this Agreement shall be true and correct on and as of the date of the Second Extension.

        (c) The Obligors shall deliver to the Agent a corporate chart showing all of the Obligors and their Subsidiaries and a summary description of the material assets of each of the Obligors, RMCI and all of their respective Subsidiaries, which are not subject to a lien or security interest in favor of the Agent or the Life Companies. Such description shall include the ownership structure of each of the foregoing entities.

        (d) At the time of the Second Extension, no Default or Event of Default shall have occurred and be continuing.

        (e) The Company and the Agent shall have received on or before June 2, 1997 each of the following, duly executed by the parties thereto:

          (i) A copy of the consent of the Life Companies to the execution, delivery and performance by the Obligors of this Agreement;

          (ii) A copy of an extension of the Life Company Waiver, dated September 30, 1996, among the Company, the Noteholder Subsidiaries and the Life Companies;

          (iii) A joint and several unconditional guaranty of Paul J. Ramsay ("Paul Ramsay"), an individual with an address at 156 Pacific Highway, Greenwich, NSW 2065, Australia, and Paul Ramsay Holdings Pty. Ltd, a New South Wales (Australia) corporation ("Holdings" and together with Paul Ramsay, the

"Ramsay Guarantors") in form and substance reasonably satisfactory to the Agent pursuant to which the Ramsay Guarantors agree to guarantee payment to the Issuing Bank, the Agent and the Lenders of a maximum of $5,500,000 of the obligations of the Obligors under the Credit Agreement and the other Credit Documents (the "Guaranteed Amount"). The Guaranteed Amount shall be reduced by the amount of any investments, payments, loans or advances made by either of the Ramsay Guarantors or any of their affiliates to the Company, any of the other Obligors or RMCI, in each case, which are used to make principal or other payments to the Lenders, other than on account of the payments required to be made to the Lenders during the period September 1, 1997 through December 31, 1997 pursuant to the terms of this Agreement, the Waiver and the Credit Agreement, which the Obligors are unable to make out of their cash flow (each such investment, payment, loan or advance is hereinafter referred to as a "Guarantor Payment"). The Agent and the Lenders consent to any Guarantor Payment, provided that the repayment of such Guarantor Payment is (A)
         --------
subordinated to the payment of the Credit Agreement Obligations (as defined in Section 8(c)(i)) and (B) not made before the full and indefeasible payment of the Credit Agreement Obligations; and

          (iv) The Agent shall have received on or before June 2, 1997 signed copies of the most recent, but in no event dated earlier than June 30, 1996, (A) balance sheet and statement of income or Australian tax return of Paul Ramsay, each in form and substance reasonably satisfactory to the Agent and (B) balance sheet, statement of income, and other regularly prepared financial statements including stockholders' equity and cash flows of Holdings or the equivalent if regularly prepared, each in form and substance reasonably satisfactory to the Agent. Each of the foregoing shall be treated by the Lenders as confidential in accordance with the terms of the confidentiality letters signed by each Lender dated October 9, 1996.

        (f) The Company and each other Obligor shall deliver to the Agent the originals of all notes payable to the Company or any Obligor, including, without limitation, any notes from any affiliate or subsidiary of the Company or other Obligor payable to the Company or such other Obligor.

        (g) The Company shall deliver to the Agent an opinion of Haythe & Curley, counsel to the Obligors, in form and substance satisfactory to the Agent, to the effect that: (i) the execution and delivery by the Obligors of this Agreement has been duly authorized by all corporate or partnership action, as the case may be, (ii) this Agreement has been duly executed and delivered by the Obligors and constitutes the legal, valid and binding obligation of the Obligors enforceable against the Obligors in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and by the application of general principles of equity, and (iii) if the Life Companies consent to this Agreement on or before June 2, 1997, the execution and delivery of this Agreement does not conflict with or constitute a default under the Life Company Indenture.

  5.  Amendments to the Credit Agreement and Waiver.  Subject to the conditions
      ---------------------------------------------
in Section 4, the other terms and conditions of this Agreement, and subject to the Obligors entering into an agreement on or before June 2, 1997, in form and substance reasonably satisfactory to the Agent, which Agreement shall modify the financial covenants set forth in Section 7.16 of the Credit Agreement for all periods subsequent to June 30, 1997, the Credit Agreement and the Waiver are hereby amended as follows:

        (a)  The "Waiver Period" shall be extended to September 30, 1998.

        (b)  Section 3(b) of the Waiver is amended to insert the following prior to the period at the end of the sentence: "provided, however, the
                                                 --------  -------
Obligors may request a conversation of any unpaid reimbursement obligations under the Credit Agreement to a Term Loan due no earlier than September 30, 1998 with respect to a "Tender Draft" on a Letter of Credit based on a drawing under a Letter of Credit in respect to the payment of the purchase price of Bonds tendered for purchase and not successfully remarketed pursuant to the Indenture."

        (c) Section 7.34 of the Credit Agreement, as amended and restated in the Third Amendment to Credit Agreement dated as of August 15, 1996, is hereby amended to delete therefrom "and to not more than $15,000,000 by July 1, 1997,".

        (d) Section 8.01 of the Credit Agreement is amended to insert the following new subsection:

          "(o) Any of the conditions set forth in Section 4 of the Fourth Amendment to Credit Agreement, First Amendment to Waiver, Consent to Merger and Extension Agreement dated as of May 15, 1997 are not satisfied on or before June 2, 1997."

  6.  Consent to Merger Transaction.  Subject to the conditions precedent set
      -----------------------------
forth in Section 4, and the other terms and conditions of this Agreement, the Agent and the Lenders consent to the Merger Transaction, provided, however, that
                                                         --------  -------
on or before the effectiveness of the Merger Transaction and pursuant to documentation in form and substance reasonably satisfactory to the Agent:

        (a) the Company shall agree that it will maintain RMCI as a separate subsidiary and shall not combine its assets and liabilities, except for the consolidated financial reporting purposes of the Company, with the assets and liabilities of any of the Obligors and shall not make any loans, payments, advance, equity contributions or investments in RMCI provided that RMCI may distribute cash, property or other assets to any of the Obligors provided that such distribution does not constitute a Default or an Event of Default; and

        (b) RMCI shall agree to (i) be bound by each of the covenants (other than the financial covenants) set forth in the Credit Agreement and such other covenants as the Obligors, the Agent and the Lenders shall mutually agree upon;
(ii) make the representations and warranties contained in each of the Credit Documents as if RMCI was a party thereto; and (iii) covenant that all existing commitments to RMCI for equity or debt financing, including, without limitation, commitments from affiliates, shall not be terminated, amended or otherwise modified other than an amendment or modification which provides more favorable terms to RMCI.

7.  Representations and Warranties.  Each of the Obligors hereby represents and
    ------------------------------
warrants as of the date hereof that:

        (a) The representations and warranties made by the Obligors in the Credit Agreement and all other Credit Documents, including, without limitation, the Waiver, are true and correct on and as of the date of execution and delivery by the Obligors of this Agreement, except to the extent that such representations and warranties expressly relate to an earlier date. After giving effect to this Agreement, no Default or Event of Default (other than any default under the Life Company Indenture arising out of the Company's execution of this Agreement) has occurred and is continuing on the date of execution and delivery by the Obligors of this Agreement.

        (b) This Agreement has been duly authorized by all requisite action on behalf of the Obligors and constitutes the legal, valid and binding obligation of the Obligors, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors' rights generally.

        (c) The Obligors and RMCI have obtained all consents and approvals necessary to their execution and delivery of this Agreement and the Merger Transaction other than the consent of the Life Companies.

        (d) The Maximum Credit Availability is $16,443,000. The Obligors have no setoff, counterclaim, claim or defense against the Agent, the Issuing Bank or the Lenders with respect to the Obligors' obligations under the Credit Agreement and the other Credit Documents.

        (e) The Obligors are in compliance with all of the terms and conditions in the Credit Agreement, the Waiver and the other Credit Documents (other than any terms and conditions requiring compliance with the Life Company Indenture).

        (f) Since December 31, 1996, there has been no material adverse change in the properties, business operations, assets, liabilities, conditions (financial or otherwise) or prospects of any of the Obligors (or the Obligors taken as a whole).

        (g) All of the assets of the Obligors and each of their subsidiaries are subject to a valid and enforceable lien or security interest in favor of either the Lenders or the Life Companies except the assets listed on Schedule A (the "Unencumbered Assets").

  8.  Obligors' Agreements.  In consideration of the Lenders' consent to the
      --------------------
amendments to the Credit Agreement and Waiver, the Lenders' consent to the Merger Transaction and extension of the Expiration Date of the Existing Letters of Credit, the Obligors agree as follows:

        (a) They shall comply with all of the terms and conditions of this Agreement, the Waiver and the other Credit Documents (as modified by the Waiver).

        (b) They shall jointly and severally pay within thirty (30) days after receipt of appropriate invoices therefor (except for payments made under Section 3(c) which are due prior to the effectiveness of this Agreement) all reasonable costs and expenses of the Agent and the Issuing Bank incurred in connection with this Agreement, the Waiver, the Credit Agreement or any other Credit Document, including, without limitation, the reasonable fees and expenses of counsel and financial consultants for the Agent and the Issuing Bank with respect thereto.

        (c) Within sixty (60) days of the date of execution of this Agreement:

          (i) To secure all of the obligations of the Obligors under the Credit Agreement and the other Credit Documents (the "Credit Agreement Obligations") and the obligations under the Life Company Indenture to the Life Companies the Obligors shall grant or cause to be granted a first priority security interest and lien to (x) the Agent for the benefit of the Lenders and (y) the Life Companies in the unencumbered Assets (other than the land and buildings of Three Rivers Hospital owned by Ramsay Louisiana, Inc. and the personal property located at Mission Vista Hospital and Desert Vista Hospital which is subject to lien subordination provisions pursuant to sale/leaseback documentation), and in any contract of sale of the Three Rivers Hospital and all proceeds thereof and shall cause each of the Obligors' subsidiaries which is not currently a guarantor to execute a guarantee of the Credit Agreement Obligations and a guarantee of the obligations of the Company under the Life Company Indenture. The security interests, liens and guarantees shall be granted to the Agent, for the benefit of the Lenders, and to the Life Companies in accordance with the terms of the Intercreditor Agreement dated as of December 4, 1996 (the "Intercreditor Agreement") and pursuant to documentation reasonably satisfactory to the Agent and the Life Companies (provided that the Company shall not be in default of this Section 8(c) (i) in the event that the Agent and the Life Companies do not agree on such documentation). To effectuate the purposes of this Section, the Obligors shall (i) obtain or shall have obtained all necessary consents and approvals and (ii) duly execute Uniform Commercial Code financing statements (Form UCC-1), acceptable for filing in all jurisdictions that the Agent deems necessary or desirable to perfect the security interests granted to it hereunder.

          (ii) Each Obligor shall duly execute and deliver a depository agreement, in form and substance reasonably satisfactory to the Agent, among such Obligor, the Agent and such Obligor's existing depository institution or such other depository institution reasonably satisfactory to the Agent (each, a "Depository Institution"), pursuant to which such Obligor shall agree, among other things, to deposit all of its cash flow into accounts maintained at the Depository Institutions.

          (iii) The Obligors shall provide a complete and accurate list of all patents, registered trademarks, registered service marks and registered copyrights, and all applications therefor and material licenses thereof, of each Obligor, showing with regard to the registrations and applications the jurisdiction in which registered or applied for, the registration or application number, the date of registration (if any) and any expiration or application date.

          (iv) The Obligors shall provide a complete and accurate list of each Obligor's liability in excess of $100,000 for any refund, discount or adjustment claimed by any "third party purchaser" (as such term is used in Section 6.05 of the Credit Agreement), including, without limitation, claims made pursuant to Medicare, Medicaid, CHAMPUS and Blue Cross programs.

        (d) Within thirty (30 days of the date of the consummation of the Merger Transaction, to secure all of the Credit Agreement Obligations and the obligations under the Life

Company Indenture to the Life Companies, the Company or RMCI, as appropriate, shall grant a first priority security interest and lien to (x) the Agent for the benefit of the Lenders, and (y) the Life Companies in all of the assets of RMCI, including all of its real and personal property and all of the issued and outstanding shares of capital stock of RMCI and RMCI and each of RMCI's subsidiaries which is not currently a guarantor shall execute a guarantee of the Credit Agreement Obligations and a guarantee of the obligations of the Company under the Life Company Indenture. The security interests, liens and guarantees shall be granted to the Agent, for the benefit of the Lenders, and to the Life Companies in accordance with the Intercreditor Agreement and pursuant to documentation reasonably satisfactory to the Agent and the Life Companies (provided that the Company shall not be in default of this Section 8(d) in the event that the Agent and the Life Companies do not agree on such documentation).

        (e) So long as any credit remains available to the respective Trustee under each Existing Letter of Credit, the Obligors shall pay to the Agent for the account of the Lenders an amount equal to one percent (1%) per annum on the Letter of Credit Amount payable one quarter of one percent (.25%) quarterly commencing November 15, 1997 and thereafter on the quarterly payment dates specified in Section 2.07(b) of the Credit Agreement (which fees shall be in addition to and not in substitution for the Commitment Fees required to be paid pursuant to Section 2.07(b) of the Credit Agreement and Section 3(e) of the Waiver.

        (f) Houma shall, on or before August 1, 1997, deliver or cause to be delivered to Houma Trustee a notice of optional redemption in accordance with the terms of the Houma Bonds. The Houma Bonds shall be redeemed, in whole, on September 1, 1997 and immediately following such redemption with the proceeds of a Letter of Credit draw the Letter of Credit issued on behalf of Houma shall be terminated. Notwithstanding the requirements of Section 2.02(b)(4) or 2.03 of the Credit Agreement, Houma shall execute a term note in form and substance reasonably satisfactory to the Agent (the "Houma Term Note") on the same Business Day as the termination of the Letter of Credit, in favor of the Issuing Bank in the aggregate amount equal to the amount drawn on such Letter of Credit. Interest shall accrue on the Houma Term Note at a rate no greater than the pre-tax interest rate of fully taxable debt that would provide the same after tax yield to the Lenders as the current tax advantaged interest rate on the Houma Bonds plus all related fees and costs of credit support. The aggregate outstanding amount of the Houma Term Note together with all interest accrued thereon shall be payable on or before September 30, 1997.

        (g) The Obligors shall cause the Maximum Credit Availability to be reduced to $6,754,000 by September 30, 1998.

  9.  Reference to and Effect on the Credit Documents.
      -----------------------------------------------

        (a) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent, the Issuing Bank or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents including, without limitation, any provision of the Credit Agreement or the Waiver. Except as specifically amended or waived hereby, all of the terms and provisions of the Credit Documents, including, without limitation, the Credit Agreement and the Waiver, shall remain in full force and effect and are hereby ratified and confirmed. Upon the effectiveness of this Agreement, each reference in the Credit Documents to the Credit Agreement or the Waiver shall mean the Credit Agreement or the Waiver, as the case may be, as amended or waived hereby.

        (b) This Agreement shall be deemed to be a Credit Document for all purposes.

        (c) The failure of any Obligor to perform or comply with any of the terms and conditions contained in this Agreement shall constitute an Event of Default under the Credit Agreement.

  10.  Complete Agreement.  This Agreement is a complete memorandum of the
       ------------------
agreement of the Obligors, the Agent, the Issuing Bank and the Lenders and supersedes all prior discussions and drafts relating to the subject matter of this Agreement.

  11.  Counterparts.  This Agreement may be executed in one or more counterparts
       ------------
each of which shall constitute an original Agreement and all of which together shall constitute one and the same Agreement. Telecopied counterparts of the signature pages thereof shall be deemed effective as of the Agent's receipt thereof.

  12.  Governing Law.  This Agreement shall be governed by, and construed in
       -------------
accordance with, the laws of the State of New York, without regard to principles of conflicts of law. The foregoing choice of law is made pursuant to Section 5-1401 of the General Obligations Law of the State of New York.

  IN WITNESS WHEREOF, the Obligors, the Lenders, the Issuing Bank and the Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

                             RAMSAY HEALTH CARE, INC.


                             By_________________________________
                                                            President

                             GREENBRIER HOSPITAL, INC.


                             By_________________________________
                                                            President

                             HOUMA PSYCHIATRIC HOSPITAL, INC.


                             By_________________________________
                                                            President

                             HSA OF OKLAHOMA, INC.


                             By_________________________________
                                                            President

                             CAROLINA TREATMENT CENTER, INC.


                             By_________________________________
                                                            President

                             GULF COAST TREATMENT CENTER, INC.


                             By_________________________________
                                                            President

                             ATLANTIC TREATMENT CENTER, INC.


                             By_________________________________
                                                            President

                             GREAT PLAINS HOSPITAL, INC.


                             By_________________________________
                                                            President

                             THE HAVEN HOSPITAL, INC.


                             By_________________________________
                                                            President

                             H.C. CORPORATION


                             By_________________________________
                                                            President

                             HSA HILL CREST CORPORATION


                             By_________________________________
                                                            President

                             H.C. PARTNERSHIP


                             By_________________________________
                                               HSA Hill Crest Corporation
                                                    as general partner of
                                                         H.C. Partnership

                             SOCIETE GENERALE, NEW YORK BRANCH,
                             as Lender, Issuing Bank and Agent


                             By_________________________________

                             Title______________________________

                             FIRST UNION BANK OF NORTH CAROLINA, as Lender


                             By_________________________________

                             Title______________________________

                             HIBERNIA NATIONAL BANK, as Lender


                             By_________________________________

                             Title______________________________

                                 Schedule A
                                 ----------

1.  Ramsay's capital stock in each of the following entities:

    Flagstaff Psychiatric Hospital, Inc.
    Health Group of Las Cruces, Inc.
    HSA Lynn Haven, Inc.
    HSA Medical Offices of Mesa, Inc.
    Integrated Behavioral Services, Inc.
    Manhattan Psychiatric Hospital, Inc.
    Ramsay Chicago, Inc.
    Ramsay Nursing Home Services, Inc.
    Ramsay Research and Education Institute, Inc.
    RHCI Concord, Inc.
    Transitional Care Ventures (Florida), Inc.
    Bethany Psychiatric Hospital, Inc.
    PsychOptions, Inc.
    Ramsay Arizona Health Management Services, Inc.
    Ramsay Louisiana, Inc.
    Ramsay Management Services of West Virginia, Inc.
    Ramsay New Orleans, Inc.
    Ramsay Nevada, Inc.
    Ramsay Psychiatric Services, Inc.
    International Health Care, Inc.
    Transitional Care Ventures, Inc.
    RHCI San Antonio, Inc.
    Transitional Care Ventures (Arizona), Inc.
    Transitional Care Ventures (North Texas), Inc.
    Transitional Care Ventures, (Texas) Inc.
    Transitional Care Ventures, (South Carolina) Inc.



2. All real property or pewrsonal property including accounts, contract rights and equipment of the entities listed in (1) above.